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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 19, 1998.


                       BOSTON CELTICS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)





          DELAWARE                        19234                 04-2936516
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                               151 MERRIMAC STREET
                                BOSTON, MA 02114
                    (Address of Principal Executive Offices)



                                 (617) 523-6050
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.


     On June 19, 1998, Boston Celtics Limited Partnership announced its reorganization schedule in a press release, which is attached to this Form 8-K as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Text of press release, dated June 19, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 19, 1998

                                        BOSTON CELTICS LIMITED PARTNERSHIP

                                        By:  /s/  Richard G. Pond
                                            ------------------------------------
                                        Name: Richard G. Pond
                                        Title:   Chief Financial Officer





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                                  EXHIBIT INDEX



                                                          SEQUENTIALLY NUMBERED
EXHIBIT NO.               DOCUMENT                                PAGE
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    99         Press Release, dated June 19, 1998.







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